UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-02297

                             Stratton Mid Cap Value Fund, Inc.

(Exact name of registrant as specified in charter)

150 South Warner Road, Suite 460

                         King of Prussia, PA 19406-2826

(Address of principal executive offices) (Zip code)

Michelle Whalen, Assistant Vice President

Stratton Mid Cap Value Fund, Inc.

150 South Warner Road, Suite 460

                             King of Prussia, PA 19406-2826

(Name and address of agent for service)

Registrant’s telephone number, including area code: 610-941-0888

Date of fiscal year end:   December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report *June 30, 2015*

Stratton
MUTUAL FUNDS

DEAR FELLOW SHAREHOLDER:

The books are now closed on a rather mediocre first-half of 2015 for domestic equities. Largely unchanged during the second quarter of 2015, the Russell 3000® Index has registered a 1.9% total return for the year-to-date period. While overall performance appears unexciting, it is worth noting the continued significant outperformance by Health Care sector equities, which have been propelled by persistent momentum in biotech and pharmaceuticals as well as a constant stream of merger announcements. Conversely, performance weakness thus far in 2015 has been experienced throughout the Energy, Utilities, and Real Estate sectors. Energy has continued to suffer from lower oil prices, driven by excess global supply, whereas Utilities and Real Estate equities have been pressured by higher interest rates.

Recent performance outliers aside, we believe the broader stock market’s current subdued state is a product of investor uncertainty surrounding the impending rate hike by the Federal Reserve, an event that has not occurred in nine years. Daily stock market volatility has fallen to very low levels, implying a widespread “wait and see” attitude which we would not confuse with complacency. This hesitancy by market participants is understandable as the investing world has been operating with a 0% Fed Funds Rate for over six years not to mention a variety of extraordinary and unconventional stimulative efforts by central banks worldwide. Over the next six months, however, this monetary policy status quo will likely change and the ramifications of that change are uncertain. Serving to further reduce visibility are concerns surrounding Greece and the general state of the European Union, which we feel are issues that are functioning to drive news headlines more than actual fundamentals. In the meantime, the U.S. economy continues to expand. Housing is finally showing acceleration after years stuck in neutral, and economic data shows that a significant number of jobs are being created every month. As a result, consumers are as healthy as they have been in almost a decade. Despite the current trading lull and general lack of conviction in the financial markets, we maintain our domestic equity bias, essentially sticking with what has been working. As we have previously noted, we believe the moderate pace of this expansion, by its very nature, has solid “staying power.”

Before the end of this year, the Fed is expected to initiate its first rate hike since 2006. Until that happens, all eyes will be on inflation and employment data. If job growth continues at roughly its current pace and inflation shows signs of acceleration (particularly wage inflation), it is tough to imagine the Fed continuing with a 0% rate through the balance of the year. While it may seem that the recent Eurozone drama presents somewhat of an obstacle, unless the seemingly never-ending Greek tragedy is somehow deemed a credible threat to the global financial system, we doubt it will be a serious consideration in the Fed’s decision making. We admit that, as investors, it is strange to see the unemployment rate this low, yet the Fed Funds rate still at 0% and GDP growth remaining stubbornly mediocre. Driven by the lack of “results” from very active monetary policy, investor sentiment has become increasingly apathetic and even skeptical. It is our view that the market will be able to move forward when the Fed finally executes its first rate hike. Historically, stocks have performed quite well following the first increase in rates at the beginning of a tightening cycle. Moreover, we expect subsequent rate hikes to be gradual and data-dependent, which should be friendly for equities.

Sincerely yours,

Gerald M. Van Horn, CFA

Chairman

June 30, 2015

Distributed by Foreside Funds Distributors LLC, Berwyn, PA 19312.

Date of first use, August 2015. This report is to be preceded or accompanied by a Prospectus.

All indices are unmanaged groupings of stocks that are not available for investment.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Mid Cap Value Fund — Shawn M. Gallagher, CFA, President

For the U.S. equity market, the first half of 2015 was characterized by notable style rotation as “Growth” stocks outperformed “Value” stocks across all market capitalizations. Underlying this style effect was a significant dispersion of returns at the economic sector level, namely outperformance by the growth-oriented Health Care sector coupled with underperformance by the Utilities and Energy sectors, which carry heavier weightings in the Value indices. In addition, overall market sentiment implied a general lack of conviction as investors continued to weigh the timing of the first Fed rate increase as well as elevated international risks, principally in relation to Eurozone stability and the potential for a “hard landing” in China.

For the six month period ended June 30, 2015, the Stratton Mid Cap Value Fund posted a total return, net of fees, of +4.67%. Comparatively, the Russell Midcap® Value Index delivered a total return of +0.41% and the commonly-followed S&P 500® Index returned +1.23% over the same period. Since its strategy change on May 1, 2013, the Stratton Mid Cap Value Fund has posted an annualized return of +16.14%, versus +14.12% for the Russell Midcap® Value Index.

The Stratton Mid Cap Value Fund’s positive absolute performance during the first six months of 2015 was led by outperformance from its holdings in the Technology and Materials & Processing economic sectors. Within these two areas, standout performers included Skyworks Solutions, Inc. (2.0%), NXP Semiconductors (1.5%), Activision Blizzard, Inc. (2.6%), and CF Industries Holdings, Inc. (2.9%). Conversely, several Fund holdings within the Utilities and Producer Durables sectors produced a drag on absolute performance for the first half of the year. Laggards within these two sectors included American Airlines Group, Inc. (1.4%), Generac Holdings, Inc. (1.1%), United Rentals, Inc. (1.9%), and Southwest Gas Corporation (2.6%).

In terms of the relative performance during the six month period ended June 30, 2015, compared to the Russell Midcap® Value Index, the Fund enjoyed overall positive effects from both stock selection and sector allocation. Positive stock selection within the Fund’s Technology holdings was the biggest driver of outperformance during the period, propelled by semiconductor holdings Skyworks Solutions and NXP Semiconductors, as well as videogame maker Activision Blizzard. Secondarily, relative performance was boosted by the Fund’s significant underexposure to the Utilities sector, which was the index’s worst performing sector. Finally, within the Financial Services sector holdings, the Fund’s healthy overweight position of the Banking industry, as well as positive stock selection within that group, provided relative performance benefits.

Our outlook remains largely unchanged as the Fund remains positioned for a favorable domestic equity environment. We expect the U.S. economy to exhibit relative stability versus the rest of the world, helped in large-part by the low inflationary environment and a continuously improving domestic fundamental picture. The balance of 2015 will likely be characterized by heightened volatility, driven by increasing economic and policy divergence between the U.S. and the rest of the world, and we believe that the debate over when the Federal Reserve will raise short term rates will take center stage for the next 3-6 months. Within the Fund, we maintain our bias toward beneficiaries of an improving domestic economy, particularly companies with consumer-oriented exposures and U.S.–focused Financials.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Mid Cap Value Fund — Shawn M. Gallagher, CFA, President

Portfolio holdings are as of 6/30/15. They are subject to change and risk at any time. The Fund invests primarily in stocks of mid cap companies which may be subject to greater earnings and price volatility in comparison to larger companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market. The Fund may invest in undervalued stocks which may affect the Fund’s value if the stocks do not appreciate as anticipated or remain undervalued for longer than anticipated. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON MID CAP VALUE FUND, THE RUSSELL MIDCAP® VALUE INDEX1,

THE RUSSELL MIDCAP® INDEX2 AND THE RUSSELL 3000® VALUE INDEX3

TEN YEAR PERFORMANCE (6/30/05 - 6/30/15)4

[1]

The Russell Midcap® Value Index is an unmanaged index that measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[2]

The Russell Midcap® Index is an unmanaged index that measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. It is not possible to invest directly in an index.

[3]

The Russell 3000® Value Index is an unmanaged index that measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of June 30, 2015) of the investable U.S. equity market. It is not possible to invest directly in an index.

[4]

Effective May 1, 2013, the benchmark of the Fund was changed from the Russell 3000® Value Index to the Russell Midcap® Value Index. The Fund’s broad-based securities market index was changed to provide a more accurate comparison of the Fund’s performance against the returns of an index comprised of securities with similar characteristics to those of the Fund. It is not possible to invest directly in an index.

[5]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA, President

The first half of 2015 was a tale of two quarters, with the REIT market performing well through the first quarter before reversing in the second quarter, generally tracking inverse to the yield of the 10-year U.S. Treasury bond. At the company level, operating results have been fairly steady, with rents in all property sectors rising and vacancy levels declining. The end result was the Stratton Real Estate Fund producing a total return, net of fees, of -5.83% in the first half of 2015, which compares to the -5.44% return of the FTSE NAREIT All Equity REITs Index and -6.19% return of the MSCI U.S. REIT Index. For comparison, the broader S&P 500® Index returned +1.23% through June 30, 2015.

Within the FTSE NAREIT All Equity REITs Index, Self-Storage was the top performing property subsector during the first six months of 2015. A continued imbalance of supply and demand favors the storage landlords, and REITs have built upon gains achieved in 2014 by continuing to push rental rates by double digits. Residential REITs were also top performers as household formation has risen while home ownership has fallen, resulting in strong demand for apartment rentals. Both storage and apartment stocks have also benefitted from the relatively short duration of their leases; the ability to re-price tenant contracts in a year or less offers short-term revenue upside as the economy improves, offsetting anxiety over the effect of rising interest rates. Retail REITs, including both Shopping Center and Mall owners, have produced the worst year-to-date returns. Concerns over retailer bankruptcies and the continued ascendance of online shopping, two fears which we believe will be non-issues for owners of top quality properties, hurt performance.

The Stratton Real Estate Fund’s underperformance for the six month period ended June 30, 2015 relative to its index, the FTSE NAREIT All Equity REITs Index, was driven primarily by stock selection within the Residential and Diversified subsectors. The Fund’s overweight of Retail was also detrimental to relative performance. Positive stock selection within the Health Care and Industrial/Office subsectors were partial positive offsets.

The main changes to the Fund’s property subsector exposures through June of 2015 were an increase in Infrastructure, Residential, and Diversified weighting and a decrease in Lodging and Retail. Notable new purchases in the first six months of the year included Mid-America Apartment Communities, Inc. (2.5%), Brixmor Property Group, Inc. (2.3%), and Summit Hotel Properties, Inc. (1.4%). The Fund also added to existing holdings of Crown Castle International Corp. (5.2%), Vornado Realty Trust (3.0%), and American Campus Communities, Inc. (2.1%). Notable sales included the Fund’s eliminations of LaSalle Hotel Properties, Camden Property Trust, and Glimcher Realty Trust.

The inverse relationship between REIT performance and U.S. Treasury rates held through the first half of 2015, with REITs starting strong before experiencing an -11% pullback from their April highs. That said, we note that the last interest rate cycle was similarly preceded by REIT underperformance of equities, but then accompanied by REIT outperformance. Specifically, in 2004 REITs declined -18% from their intra-year high leading up to the beginning of Fed rate increases (versus a -3% pullback for the S&P 500® Index) before returning +43% over the 24 months during which the Fed Funds rate rose from 1% to 5.25%. REITs outpaced the return of the S&P 500® Index by 3,100 basis points over that rising rate period.

REITs are, in our opinion, currently of higher quality (in terms of physical properties, balance sheets, and management teams) than at any time in the industry’s public history. Given those attributes, we believe the sector is well positioned to grow cash flow and drive long-term value. Moreover, we believe that the three REITs under agreement to be acquired by private equity investors represent the beginning of a medium-term privatization trend in publicly-owned real estate.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Real Estate Fund — Andrew T. DiZio, CFA, President

Portfolio holdings are as of 6/30/15. They are subject to change and risk at any time. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. The Fund may invest in debt securities which may fall in value if interest rates rise. The Fund may also invest in foreign securities which may cause greater volatility and less liquidity due to currency fluctuations, political instability and other economic factors. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON REAL ESTATE FUND,

THE FTSE NAREIT ALL EQUITY REITs INDEX1 AND THE S&P 500® INDEX2

TEN YEAR PERFORMANCE (6/30/05 - 6/30/15)

[1]

The FTSE NAREIT All Equity REITs Index is an unmanaged market-capitalization-weighted index of all tax-qualified equity REITs listed on the NYSE, AMEX and NASDAQ that have 50% or more of their gross invested book assets invested directly or indirectly in the equity ownership of real estate. As of June 30, 2015, the FTSE NAREIT All Equity REITs Index was comprised of 183 REITs. It is not possible to invest directly in an index.

[2]

The S&P 500® Index is a widely recognized, unmanaged index of 500 common stocks that is generally considered to be representative of the U.S. stock market as a whole. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA, President

Strong returns from the fourth quarter of 2014 carried over into the first half of 2015 in the small cap equity market. While tepid economic data, mixed corporate earnings, and Fed-related anxiety combined to make the ride a bit bumpy, the Russell 2000® Index posted a very respectable return of +4.75% for the six month period ended June 30, 2015. Performance was driven by the Growth sub-index, which outperformed Value by 798 basis points.

Within the broad small cap benchmark, the Health Care sector posted extraordinary performance for the period, led by pharmaceutical and biotech equities. On the down side, the Energy sector continued its recent underperformance and interest rate sensitive groups such as Utilities and Real Estate Investment Trusts suffered in the rising interest rate environment.

The Stratton Small Cap Value Fund posted a return of +1.85% during the first six months of 2015, outperforming the Russell 2000® Value Index by 109 basis points. The greatest contributors to relative performance during the period were positive stock selection within the Financial Service, Consumer Discretionary, Energy, and Materials & Processing sectors. Notably strong performance during the period came from Financial Service holdings Home Properties, Inc. (1.3%), SVB Financial Group (2.4%), Signature Bank (2.4%), and Webster Financial Corp. (1.8%), Consumer Discretionary holdings Starz Class A (2.0%) and ANN, Inc. (1.5%), and Energy holding Carrizo Oil & Gas, Inc. (1.0%).

Relative performance during the period was hindered by negative stock selection within the Consumer Staple and Health Care sectors. Within the Consumer Staple sector, Fund holding Dean Foods Co. (1.2%) lagged its peers following disappointing first quarter earnings. While Health Care sector holdings West Pharmaceutical Services, Inc. (2.9%) and PAREXEL International Corp. (2.8%) each posted double-digit returns for the period, both lagged the return of the broader Health Care sector which was fueled by extraordinary strength in pharmaceuticals and biotech equities.

While the tepid growth of the domestic economy and increased hand-wringing over the impending Fed rate hike have dampened our short-term enthusiasm a bit, our outlook for the domestic small cap equity market is largely unchanged. We remain confident that once Fed-related uncertainty is behind us, domestic growth is sufficient to propel stocks higher. We continue to prefer equities with outsized domestic revenue exposure given the current global macroeconomic environment. In addition, we feel that leadership by cyclically-oriented companies and those with greater domestic revenue exposure will continue to benefit the small cap equity space.

PORTFOLIO MANAGER’S COMMENTARY

Stratton Small Cap Value Fund — Gerald M. Van Horn, CFA, President

Portfolio holdings are as of 6/30/15. They are subject to change and risk at any time. The Fund is suitable for those who are comfortable with the high degree of market risk and illiquidity concerns that may come with small cap stock investing. The Fund may invest in strategies that are considered risky or invest in stocks of companies that are undervalued which may cause greater volatility and less liquidity. The Fund may invest in REITs, which may be negatively affected by conditions in the real estate industry, such as declining property values due to unanticipated economic developments. Investors may incur a fee of 1.50% if shares are redeemed or exchanged within 120 days of purchase.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN

STRATTON SMALL CAP VALUE FUND,

THE RUSSELL 2000® VALUE INDEX1 AND THE RUSSELL 2000® INDEX2

TEN YEAR PERFORMANCE (6/30/05 - 6/30/15)

[1]

The Russell 2000® Value Index measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in an index.

[2]

The Russell 2000® Index is an unmanaged index comprised of the smallest 2000 companies in the Russell 3000® Index, representing approximately 10% of the Russell 3000® Index total market capitalization. The Russell 3000® Index is comprised of the 3000 largest companies in the U.S. equity market and represents approximately 98% (as of June 30, 2015) of the investable U.S. equity market. It is not possible to invest directly in an index.

[3]	The Fund’s annual operating expenses, as stated in the current prospectus. Refer to the Financial Highlights for a more current expense ratio.

FUND HIGHLIGHTS June 30, 2015 (unaudited)

Stratton Mid Cap Value Fund

	June 30, 2015	December 31, 2014
Net Assets	$72,831,188	$74,637,150
Net Asset Value Per Share	$58.09	$55.50
Shares Outstanding	1,253,831	1,344,758

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
CDW Corp. (1.1%) Huntington Bancshares, Inc. (1.6%) NXP Semiconductors NV (1.5%) PulteGroup, Inc. (1.1%) Royal Caribbean Cruises Ltd. (1.5%)	Allergan Plc Weyerhaeuser Co.

Sector Categories (% of Net Assets)
Financial Services	29.3%	Technology	11.3%	Materials & Processing	4.7%
Health Care	14.1%	Producer Durables	10.3%	Energy	4.6%
Consumer Discretionary	13.4%	Consumer Staples	5.3%	Utilities	2.6%

Ten Largest Holdings*
	Market Value	% of NA
Mylan NV	$2,415,816	3.3%
Mohawk Industries, Inc.	2,367,160	3.3%
Casey’s General Stores, Inc.	2,125,428	2.9%
CF Industries Holdings, Inc.	2,121,240	2.9%
ICON Plc	2,099,760	2.9%
Activision Blizzard, Inc.	1,917,432	2.6%
Southwest Gas Corp.	1,915,560	2.6%
Magna International, Inc.	1,841,995	2.5%
Macy’s, Inc.	1,801,449	2.5%
PTC, Inc.	1,788,472	2.5%
	$20,394,312	28.0%

*Excludes short-term holdings.

Portfolio holdings are subject to change, subject to risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS June 30, 2015 (unaudited)

Stratton Real Estate Fund

	June 30, 2015	December 31, 2014
Net Assets	$93,561,893	$93,984,183
Net Asset Value Per Share	$33.74	$36.44
Shares Outstanding	2,773,393	2,579,434

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
Brixmor Property Group, Inc. (2.3%) Mid-America Apartment Communities, Inc. (2.5%) Summit Hotel Properties, Inc. (1.4%)	Camden Property Trust Glimcher Realty Trust LaSalle Hotel Properties

Sector Categories (% of Net Assets)
Regional Malls	16.2%	Diversified	5.2%
Apartments	15.4%	Infrastructure	5.1%
Lodging	13.4%	Storage	4.7%
Health Care	9.8%	Industrial	4.0%
Office	9.7%	Net Lease	3.8%
Shopping Centers	9.3%	Timber	1.8%

Ten Largest Holdings*
	Market Value	% of NA
Simon Property Group, Inc.	$7,397,816	7.9%
Crown Castle International Corp.	4,818,000	5.1%
The Macerich Co.	2,984,000	3.2%
General Growth Properties, Inc.	2,950,900	3.2%
UDR, Inc.	2,882,700	3.1%
SL Green Realty Corp.	2,857,140	3.1%
Vornado Realty Trust	2,847,900	3.0%
Essex Property Trust, Inc.	2,762,500	3.0%
Alexandria Real Estate Equities, Inc.	2,623,800	2.8%
Acadia Realty Trust	2,547,125	2.7%
	$34,671,881	37.1%

*Excludes short-term holdings.

Portfolio holdings are subject to change, subject to risk and may not represent current compositions of the portfolio.

FUND HIGHLIGHTS June 30, 2015 (unaudited)

Stratton Small Cap Value Fund

	June 30, 2015	December 31, 2014
Net Assets	$1,423,824,362	$1,413,693,570
Net Asset Value Per Share	$75.42	$74.05
Shares Outstanding	18,878,021	19,090,123

Semi-Annual Portfolio Changes New Holdings (% of Net Assets)	Eliminated Holdings
Hanover Insurance Group, Inc. (0.3%) Talmer Bancorp, Inc. Class A (0.4%) Thor Industries, Inc. (1.4%)	Actuant Corp. Class A Iconix Brand Group, Inc.

Sector Categories (% of Net Assets)
Financial Services	31.9%	Technology	12.2%	Utilities	4.7%
Producer Durables	13.8%	Materials & Processing	8.6%	Consumer Staples	3.5%
Consumer Discretionary	13.2%	Health Care	5.7%	Energy	1.9%

Ten Largest Holdings*
	Market Value	% of NA
West Pharmaceutical Services, Inc.	$40,661,808	2.9%
PAREXEL International Corp.	40,055,484	2.8%
Jarden Corp.	38,424,375	2.7%
Belden, Inc.	37,739,458	2.7%
SVB Financial Group	34,411,220	2.4%
Signature Bank	34,401,650	2.4%
PolyOne Corp.	34,117,070	2.4%
Casey’s General Stores, Inc.	33,001,578	2.3%
EnerSys	32,695,393	2.3%
Qorvo, Inc.	32,047,797	2.3%
	$357,555,833	25.2%

*Excludes short-term holdings.

Portfolio holdings are subject to change, subject to risk and may not represent current compositions of the portfolio.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited)

Stratton Mid Cap Value Fund

	Number of Shares	Market Value (Note 1)

COMMON STOCKS – 95.6%
Consumer Discretionary – 13.4%
Cabela’s, Inc.†	19,700	$984,606
Macy’s, Inc.	26,700	1,801,449
Magna International, Inc.	32,840	1,841,995
Mohawk Industries, Inc.†	12,400	2,367,160
PulteGroup, Inc.	40,000	806,000
Royal Caribbean Cruises Ltd.	13,900	1,093,791
VF Corp.	12,200	850,828

		9,745,829

Consumer Staples – 5.3%
Casey’s General Stores, Inc.	22,200	2,125,428
Energizer Holdings, Inc.	13,200	1,736,460

		3,861,888

Energy – 4.6%
Cabot Oil & Gas Corp.	39,300	1,239,522
Phillips 66	16,300	1,313,128
Superior Energy Services, Inc.	37,800	795,312

		3,347,962

Financial Services – 29.3%
Affiliated Managers Group, Inc.†	6,400	1,399,040
American Financial Group, Inc.	24,400	1,586,976
Ameriprise Financial, Inc.	10,500	1,311,765
DDR Corp. REIT	80,600	1,246,076
East West Bancorp, Inc.	38,900	1,743,498
EastGroup Properties, Inc. REIT	13,000	730,990
First Republic Bank/CA	19,800	1,247,994
Fiserv, Inc.†	19,600	1,623,468
Highwoods Properties, Inc. REIT	32,900	1,314,355
Huntington Bancshares, Inc.	101,800	1,151,358
KeyCorp	103,000	1,547,060
The Macerich Co. REIT	21,300	1,588,980
Medical Properties Trust, Inc. REIT	55,000	721,050
RLJ Lodging Trust REIT	47,200	1,405,616
SVB Financial Group†	9,400	1,353,412
Torchmark Corp.	24,000	1,397,280

		21,368,918

Health Care – 14.1%
Becton, Dickinson & Co.	10,900	1,543,985
ICON Plc†	31,200	2,099,760
Mylan NV†	35,600	2,415,816
PerkinElmer, Inc.	26,500	1,394,960
Thermo Fisher Scientific, Inc.	10,800	1,401,408
Zimmer Biomet Holdings, Inc.	12,900	1,409,067

		10,264,996

	Number of Shares	Market Value (Note 1)

Materials & Processing – 4.7%
CF Industries Holdings, Inc.	33,000	$2,121,240
Westlake Chemical Corp.	18,400	1,262,056

		3,383,296

Producer Durables – 10.3%
American Airlines Group, Inc.	25,500	1,018,343
Avery Dennison Corp.	28,600	1,742,884
Generac Holdings, Inc.†	20,500	814,875
The Greenbrier Companies, Inc.	17,400	815,190
MasTec, Inc.†	36,600	727,242
United Rentals, Inc.†	15,700	1,375,634
WESCO International, Inc.†	14,300	981,552

		7,475,720

Technology – 11.3%
Activision Blizzard, Inc.	79,200	1,917,432
Arrow Electronics, Inc.†	20,400	1,138,320
CDW Corp.	24,000	822,720
NXP Semiconductors NV†	11,400	1,119,480
PTC, Inc.†	43,600	1,788,472
Skyworks Solutions, Inc.	13,900	1,446,990

		8,233,414

Utilities – 2.6%
Southwest Gas Corp.	36,000	1,915,560

Total Common Stocks (Cost $54,284,862)		69,597,583

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited) (continued)

Stratton Mid Cap Value Fund

	Principal Amount	Market Value (Note 1)

SHORT-TERM INVESTMENTS – 4.2%
BNY Mellon Cash Reserve 0.01%, due 07/01/15	$3,076,704	$3,076,704

Total Short-Term Investments (Cost $3,076,704)		3,076,704

Total Investments — 99.8% (Cost $57,361,566*)		72,674,287

Other Assets Less Liabilities — 0.2%		156,901

NET ASSETS — 100.0%		$72,831,188

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost is $57,361,566 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$16,728,482
Gross unrealized depreciation	(1,415,761)

Net unrealized appreciation	$15,312,721

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited)

Stratton Real Estate Fund

	Number of Shares	Market Value (Note 1)

COMMON STOCKS – 98.4%
Apartments – 15.4%
American Campus Communities, Inc.	52,000	$1,959,880
Campus Crest Communities, Inc.	215,000	1,191,100
Equity Residential	35,000	2,455,950
Essex Property Trust, Inc.	13,000	2,762,500
Mid-America Apartment Communities, Inc.	32,000	2,329,920
Trade Street Residential, Inc.	124,354	828,198
UDR, Inc.	90,000	2,882,700

		14,410,248

Diversified – 5.2%
Digital Realty Trust, Inc.	30,000	2,000,400
Vornado Realty Trust	30,000	2,847,900

		4,848,300

Health Care – 9.8%
Health Care REIT, Inc.	26,000	1,706,380
Healthcare Trust of America, Inc. Class A	69,500	1,664,525
Medical Properties Trust, Inc.	160,000	2,097,600
Omega Healthcare Investors, Inc.	61,000	2,094,130
Ventas, Inc.	26,000	1,614,340

		9,176,975

Industrial – 4.0%
EastGroup Properties, Inc.	40,000	2,249,200
First Industrial Realty Trust, Inc.	80,000	1,498,400

		3,747,600

Infrastructure – 5.1%
Crown Castle International Corp.	60,000	4,818,000

Lodging – 13.4%
Chesapeake Lodging Trust	65,000	1,981,200
Hersha Hospitality Trust	56,250	1,442,250
Marriott International, Inc. Class A	28,000	2,082,920
RLJ Lodging Trust	60,000	1,786,800
Ryman Hospitality Properties, Inc.	46,000	2,443,060
Starwood Hotels & Resorts Worldwide, Inc.	18,000	1,459,620
Summit Hotel Properties, Inc.	100,000	1,301,000

		12,496,850

	Number of Shares	Market Value (Note 1)

Net Lease – 3.8%
National Retail Properties, Inc.	50,000	$1,750,500
WP Carey, Inc.	30,000	1,768,200

		3,518,700

Office – 9.7%
Alexandria Real Estate Equities, Inc.	30,000	2,623,800
Highwoods Properties, Inc.	50,000	1,997,500
Hudson Pacific Properties, Inc.	55,000	1,560,350
SL Green Realty Corp.	26,000	2,857,140

		9,038,790

Regional Malls – 16.2%
General Growth Properties, Inc.	115,000	2,950,900
The Macerich Co.	40,000	2,984,000
Simon Property Group, Inc.	42,757	7,397,816
Tanger Factory Outlet Centers, Inc.	58,000	1,838,600

		15,171,316

Shopping Centers – 9.3%
Acadia Realty Trust	87,500	2,547,125
Brixmor Property Group, Inc.	95,000	2,197,350
DDR Corp.	126,264	1,952,041
Federal Realty Investment Trust	16,000	2,049,440

		8,745,956

Storage – 4.7%
CubeSmart	90,000	2,084,400
Sovran Self Storage, Inc.	27,000	2,346,570

		4,430,970

Timber – 1.8%
Weyerhaeuser Co.	53,000	1,669,500

Total Common Stocks (Cost $70,117,566)		92,073,205

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited) (continued)

Stratton Real Estate Fund

	Principal Amount	Market Value (Note 1)

SHORT-TERM INVESTMENTS – 1.3%
BNY Mellon Cash Reserve 0.01%, due 07/01/15	$1,184,623	$1,184,623

Total Short-Term Investments (Cost $1,184,623)		1,184,623

Total Investments — 99.7% (Cost $71,302,189*)		93,257,828

Other Assets Less Liabilities — 0.3%		304,065

NET ASSETS — 100.0%		$93,561,893

*	Aggregate cost is $71,302,189 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$24,691,902
Gross unrealized depreciation	(2,736,263)

Net unrealized appreciation	$21,955,639

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited)

Stratton Small Cap Value Fund

	Number of Shares	Market Value (Note 1)

COMMON STOCKS – 95.5%
Consumer Discretionary – 13.2%
ANN, Inc.†	437,348	$21,119,535
Bloomin’ Brands, Inc.	975,000	20,816,250
Brinker International, Inc.	446,700	25,752,255
Cabela’s, Inc.†	333,189	16,652,786
Cooper Tire & Rubber Co.	510,000	17,253,300
Jarden Corp.†	742,500	38,424,375
Starz Class A†	625,000	27,950,000
Thor Industries, Inc.	352,000	19,810,560

		187,779,061

Consumer Staples – 3.5%
Casey’s General Stores, Inc.	344,700	33,001,578
Dean Foods Co.	1,038,750	16,796,587

		49,798,165

Energy – 1.9%
Cabot Oil & Gas Corp.	434,600	13,707,284
Carrizo Oil & Gas, Inc.†	276,850	13,632,094

		27,339,378

Financial Services – 31.9%
Affiliated Managers Group, Inc.†	125,500	27,434,300
American Campus Communities, Inc. REIT	450,000	16,960,500
Cardtronics, Inc.†	379,975	14,078,074
Community Bank System, Inc.	504,750	19,064,407
First Midwest Bancorp, Inc.	945,250	17,931,393
Glacier Bancorp, Inc.	663,300	19,514,286
Hanover Insurance Group, Inc.	67,249	4,978,443
Highwoods Properties, Inc. REIT	440,964	17,616,512
Home Properties, Inc. REIT	250,350	18,288,067
IBERIABANK Corp.	286,750	19,564,953
MB Financial, Inc.	568,250	19,570,530
Medical Properties Trust, Inc. REIT	1,376,150	18,041,327
Northwest Bancshares, Inc.	1,108,221	14,207,393
Ryman Hospitality Properties, Inc. REIT	409,500	21,748,545
Selective Insurance Group, Inc.	597,250	16,752,863
Signature Bank†	235,000	34,401,650
SL Green Realty Corp. REIT	188,000	20,659,320
SVB Financial Group†	239,000	34,411,220
Talmer Bancorp, Inc. Class A	362,800	6,076,900
Umpqua Holdings Corp.	1,040,591	18,720,232
United Bankshares, Inc.	551,750	22,196,903
Webster Financial Corp.	662,900	26,217,695
Wintrust Financial Corp.	410,500	21,912,490

	Number of Shares	Market Value (Note 1)

Financial Services – continued
WP GLIMCHER, Inc. REIT	318,240	$4,305,787

		454,653,790

Health Care – 5.7%
PAREXEL International Corp.†	622,850	40,055,484
West Pharmaceutical Services, Inc.	700,100	40,661,808

		80,717,292

Materials & Processing – 8.6%
Belden, Inc.	464,600	37,739,458
Compass Minerals International, Inc.	137,200	11,269,608
PolyOne Corp.	871,000	34,117,070
Silgan Holdings, Inc.	471,600	24,881,616
Worthington Industries, Inc.	500,000	15,030,000

		123,037,752

Producer Durables – 13.8%
Crane Co.	341,500	20,056,295
EnerSys	465,150	32,695,393
Generac Holdings, Inc.†	489,200	19,445,700
JetBlue Airways Corp.†	1,300,000	26,988,000
MasTec, Inc.†	770,950	15,318,777
Moog, Inc. Class A†	401,525	28,379,787
Oshkosh Corp.	369,700	15,667,886
Trinity Industries, Inc.	615,000	16,254,450
United Rentals, Inc.†	239,141	20,953,534

		195,759,822

Technology – 12.2%
Anixter International, Inc.†	290,500	18,926,075
CACI International, Inc. Class A†	224,300	18,143,627
NetScout Systems, Inc.†	667,150	24,464,391
ON Semiconductor Corp.†	1,751,550	20,475,619
PTC, Inc.†	672,350	27,579,797
Qorvo, Inc.†	399,250	32,047,797
Solera Holdings, Inc.	270,000	12,031,200
Take-Two Interactive Software, Inc.†	716,000	19,740,120

		173,408,626

Utilities – 4.7%
Avista Corp.	530,986	16,274,721
El Paso Electric Co.	448,931	15,559,948
Portland General Electric Co.	547,450	18,153,442
Southwest Gas Corp.	322,060	17,136,813

		67,124,924

Total Common Stocks (Cost $788,755,247)		1,359,618,810

See accompanying Notes to Financial Statements.

SCHEDULE OF INVESTMENTS June 30, 2015 (unaudited) (continued)

Stratton Small Cap Value Fund

	Principal Amount	Market Value (Note 1)

SHORT-TERM INVESTMENTS – 5.7%
BNY Mellon Cash Reserve 0.01%, due 07/01/15	$81,882,378	$81,882,378

Total Short-Term Investments (Cost $81,882,378)		81,882,378

Total Investments — 101.2% (Cost $870,637,625*)	1,441,501,188

Liabilities in Excess of Other Assets — (1.2%)	(17,676,826)

NET ASSETS — 100.0%	$1,423,824,362

REIT – Real Estate Investment Trust

†	Non-income producing security
*	Aggregate cost is $870,637,625 and net unrealized appreciation is as follows:

Gross unrealized appreciation	$588,197,352
Gross unrealized depreciation	(17,333,789)

Net unrealized appreciation	$570,863,563

See accompanying Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015 (unaudited)

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
ASSETS:
Investments in securities at value (cost $57,361,566, $71,302,189 and $870,637,625, respectively) (Note 1)	$72,674,287	$93,257,828	$1,441,501,188
Dividends and interest receivable	66,089	342,061	1,667,459
Receivable for shares sold	—	83,136	1,843,791
Receivable for investment securities sold	1,022,063	—	—
Prepaid expenses	19,487	21,348	31,132

Total Assets	73,781,926	93,704,373	1,445,043,570

LIABILITIES:
Payable for shares redeemed	39,179	48,791	1,430,476
Payable for investment securities purchased	819,172	—	18,361,408
Accrued Advisory fees	46,027	49,683	1,070,509
Accrued Audit fees	14,187	16,964	21,576
Accrued Accounting/Administration services fees	9,949	9,970	64,509
Accrued Transfer Agent fees	9,838	8,934	130,948
Accrued Printing and Postage expenses	2,553	3,145	62,354
Accrued expenses and other liabilities	9,833	4,993	77,428

Total Liabilities	950,738	142,480	21,219,208

NET ASSETS:	$72,831,188	$93,561,893	$1,423,824,362

Shares outstanding[1]	1,253,831	2,773,393	18,878,021

Net asset value, offering and redemption price per share[2]	$58.09	$33.74	$75.42

SOURCE OF NET ASSETS:
Paid-in capital	$54,625,195	$67,685,842	$856,010,525
Undistributed net investment income	13,414	644,536	416,729
Accumulated net realized gain (loss) on investments	2,879,858	3,275,876	(3,466,455)
Net unrealized appreciation on investments	15,312,721	21,955,639	570,863,563

Net Assets	$72,831,188	$93,561,893	$1,423,824,362

[1]

Mid Cap Value Fund: $0.10 par value, 10,000,000 shares authorized; Real Estate Fund: $1.00 par value, 10,000,000 shares authorized; Small Cap Value Fund: $0.001 par value, 200,000,000 shares authorized

[2]	Redemption price may vary based on length of time held (Note 1.I.)

See accompanying Notes to Financial Statements.

STATEMENTS OF OPERATIONS

Six Months Ended June 30, 2015 (unaudited)

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
INCOME:
Dividends (net of foreign withholding tax of $2,167, $0 and $0, respectively)	$419,666	$1,590,920	$8,240,662
Interest	140	191	4,608

Total Income	419,806	1,591,111	8,245,270

EXPENSES:
Advisory fees (Note 2)	276,299	316,890	6,390,260
Accounting/Administration services fees	43,073	44,218	366,728
Audit fees	14,187	16,964	21,576
Custodian fees	11,791	7,973	74,606
Directors’ fees	3,463	4,587	65,424
Legal fees	1,575	2,151	30,986
Miscellaneous expenses	3,964	4,039	46,258
Printing and Postage expenses	3,484	3,984	102,006
Registration fees	14,106	13,658	28,226
Taxes other than income taxes	3,131	3,721	52,042
Transfer Agent fees	31,393	43,593	650,429

Total Expenses	406,466	461,778	7,828,541

Net Investment Income	13,340	1,129,333	416,729

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	3,881,512	2,128,850	7,439,347
Net increase (decrease) in unrealized appreciation/depreciation on investments	(519,145)	(9,535,480)	18,781,264

Net Realized and Unrealized Gain (Loss) on Investments	3,362,367	(7,406,630)	26,220,611

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,375,707	$(6,277,297)	$26,637,340

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Mid Cap Value Fund		Real Estate Fund
	6 Months Ended	Year Ended	6 Months Ended	Year Ended
	6/30/15*	12/31/14	6/30/15*	12/31/14
OPERATIONS:
Net investment income	$13,340	$30,175	$1,129,333	$1,542,532
Net realized gain on investments	3,881,512	10,312,526	2,128,850	1,263,459
Net increase (decrease) in unrealized appreciation/depreciation on investments	(519,145)	(4,899,028)	(9,535,480)	19,932,754

Net Increase (Decrease) in Net Assets Resulting From Operations	3,375,707	5,443,673	(6,277,297)	22,738,745

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00, $0.02, $0.59 and $0.62 per share, respectively)	—	(30,101)	(1,627,288)	(1,517,996)
From realized gains on investments ($0.00, $0.00, $0.00 and $1.89 per share, respectively)	—	—	—	(4,671,939)

Total Distributions	—	(30,101)	(1,627,288)	(6,189,935)

CAPITAL SHARE TRANSACTIONS[1]	(5,182,932)	1,257,308	7,466,142	(1,156,978)

REDEMPTION FEES	1,263	29,275	16,153	3,306

Total Increase (Decrease) in Net Assets	(1,805,962)	6,700,155	(422,290)	15,395,138
NET ASSETS:
Beginning of period	74,637,150	67,936,995	93,984,183	78,589,045

End of period (including undistributed net investment income of $13,414, $74, $644,536 and $1,142,491, respectively)	$72,831,188	$74,637,150	$93,561,893	$93,984,183

	Small Cap Value Fund
	6 Months Ended	Year Ended
	6/30/15*	12/31/14
OPERATIONS:
Net investment income	$416,729	$429,232
Net realized gain on investments	7,439,347	17,393,182
Net increase in unrealized appreciation/depreciation on investments	18,781,264	12,733,881

Net Increase in Net Assets Resulting From Operations	26,637,340	30,556,295

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ($0.00 and $0.02 per share, respectively)	—	(432,809)
From realized gains on investments ($0.00 and $1.48 per share, respectively)	—	(27,799,849)

Total Distributions	—	(28,232,658)

CAPITAL SHARE TRANSACTIONS[1]	(16,548,182)	249,929,146

REDEMPTION FEES	41,634	111,763

Total Increase in Net Assets	10,130,792	252,364,546
NET ASSETS:
Beginning of period	1,413,693,570	1,161,329,024

End of period (including undistributed net investment income of $416,729 and $0, respectively)	$1,423,824,362	$1,413,693,570

*	Unaudited
[1]	A summary of capital share transactions is on the following page.

See accompanying Notes to Financial Statements.

CAPITAL SHARE TRANSACTIONS

	Mid Cap Value Fund
	6 Months Ended 6/30/15*		Year Ended 12/31/14
	Shares	Value	Shares	Value
Shares issued	9,410	$532,560	698,557	$38,128,201
Shares reinvested from net investment income distributions	—	—	451	24,927

	9,410	532,560	699,008	38,153,128
Shares redeemed	(100,337)	(5,715,492)	(670,088)	(36,895,820)

Net Increase (Decrease)	(90,927)	$(5,182,932)	28,920	$1,257,308

	Real Estate Fund
	6 Months Ended 6/30/15*		Year Ended 12/31/14
	Shares	Value	Shares	Value
Shares issued	391,329	$14,770,837	96,164	$3,335,380
Shares reinvested from net investment income and capital gains distributions	37,244	1,293,846	140,602	5,043,300

	428,573	16,064,683	236,766	8,378,680
Shares redeemed	(234,614)	(8,598,541)	(289,564)	(9,535,658)

Net Increase (Decrease)	193,959	$7,466,142	(52,798)	$(1,156,978)

	Small Cap Value Fund
	6 Months Ended 6/30/15*		Year Ended 12/31/14
	Shares	Value	Shares	Value
Shares issued	1,763,752	$132,198,592	5,734,660	$436,608,836
Shares reinvested from net investment income and capital gains distributions	—	—	292,991	21,444,005

	1,763,752	132,198,592	6,027,651	458,052,841
Shares redeemed	(1,975,854)	(148,746,774)	(2,779,146)	(208,123,695)

Net Increase (Decrease)	(212,102)	$(16,548,182)	3,248,505	$249,929,146

*	Unaudited

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2015 (unaudited)

Note 1. – Significant Accounting Policies

Stratton Mutual Funds (the “Funds”) consist of Stratton Mid Cap Value Fund, Inc. (“Mid Cap Value Fund”), Stratton Real Estate Fund, Inc. (“Real Estate Fund”) and The Stratton Funds, Inc., which operates as a series, consisting of Stratton Small Cap Value Fund (“Small Cap Value Fund”). The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds offer diversified portfolios.

Investments in the Funds normally consist of common stock and securities convertible into or exchangeable into common stock. Each Fund has specific investment objectives:

The objective of Mid Cap Value Fund is to seek long-term growth of capital, with current income from interest and dividends as a secondary objective.

The objective of Real Estate Fund is to seek total return through investment in real estate securities.

The objective of Small Cap Value Fund is to seek long-term capital appreciation.

Due to the inherent risk of investments there can be no assurance that the objectives of the Funds will be met.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A. Security Valuation – Securities listed or admitted to trading on any national securities exchange are valued at their last sale price on the exchange where the securities are principally traded or, if there has been no sale on that date, at the mean between the last reported bid and asked prices. Securities traded in the over-the-counter market are valued at the official closing price if carried in the National Market Issues section by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal market maker. All other securities and assets, for which no quotations are readily available, are valued at their “fair value” as determined in good faith by the Advisor, subject to the oversight of the Boards of Directors of the Funds. Some of the more common reasons that may necessitate that a security be valued at “fair value” include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; or the security has not been traded for an extended period of time.

B. Fair Value Measurements – Various inputs are used in determining the fair value of investments which are as follows:

Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date

Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active

Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015 (unaudited)

The summary of inputs used to value each Fund’s investments as of June 30, 2015 is as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund

Level 1 - Quoted prices *	$72,674,287	$93,257,828	$1,441,501,188
Level 2 - Significant observable inputs	—	—	—
Level 3 - Significant unobservable inputs	—	—	—

Total Market Value of Investments	$72,674,287	$93,257,828	$1,441,501,188

*	The breakdown of each Fund’s investments into major categories is disclosed in its Schedule of Investments.

During the six month period ended June 30, 2015, the Funds did not recognize any transfers to/from Level 1, 2 or 3.

C. Determination of Gains or Losses on Sales of Securities – Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

D. Federal Income Taxes – It is the Funds’ policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all taxable income to their shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for the four-year period ended December 31, 2014, and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

E. Use of Estimates in Financial Statements – In preparing financial statements in conformity with U.S. GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. Other – Security transactions are accounted for on the date the securities are purchased or sold. Interest income is recorded on the accrual basis and dividend income on the ex-dividend date.

G. Distributions to Shareholders – Distributions to shareholders are recorded on the ex-dividend date. The character of distributions paid to shareholders is determined by reference to income as determined for income tax purposes, after giving effect to temporary differences between the financial reporting and tax basis of assets and liabilities, rather than income as determined for financial reporting purposes.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015 (unaudited)

H. REITs – The Funds make certain investments in Real Estate Investment Trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Accordingly, a portion of the Funds’ distributions may be designated as a return of capital.

I. Redemption/Exchange Fee – The Funds may impose a redemption or exchange fee of 1.50% on shares that are redeemed or exchanged within 120 days of purchase. The charge is assessed on an amount equal to the net asset value of the shares at the time of redemption or exchange. The redemption or exchange fee is deducted from the proceeds otherwise payable to the redeeming or exchanging shareholder. The redemption or exchange fees returned to the assets of the Funds are reflected in the Statements of Changes in Net Assets. Certain exceptions to the redemption or exchange fee may apply as more fully described in the Funds’ Prospectus.

Note 2. – During the six month period ended June 30, 2015, the Funds paid advisory fees to Stratton Management Company (the “Advisor”) as follows: Mid Cap Value Fund – $276,299; Real Estate Fund – $316,890; Small Cap Value Fund – $6,390,260. Management services are provided by the Advisor under agreements whereby the Advisor furnishes all investment advice, office space and facilities to the Funds and pays the salaries of the Funds’ officers. In return for these services, Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund pay to the Advisor a monthly management fee at annual rates of 0.75%, 0.625% and 0.90% of each Fund’s respective average daily net assets.

The officers and Directors of the Funds who are also officers, directors or employees of the Advisor receive no direct compensation from the Funds for services to them. Each Director who is not an officer, director or employee of the Advisor receives $4,000 for each meeting attended and an annual retainer of $10,000.

The Bank of New York Mellon serves as the Funds’ custodian. Foreside Funds Distributors LLC serves as the Funds’ principal underwriter for the limited purpose of acting as statutory underwriter to facilitate the registration of shares of each Fund. BNY Mellon Investment Servicing (US) Inc. serves as the Funds’ administrator, fund accounting services provider and transfer agent.

Note 3. – Purchases and sales of investment securities, excluding short-term investments, for the six month period ended June 30, 2015 were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund

Cost of purchases	$4,867,959	$16,470,937	$45,419,403
Proceeds of sales	$10,548,356	$7,031,741	$65,151,476

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015 (unaudited)

Note 4. – Distributions to Shareholders

The tax character of distributions paid during 2014 was as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund

Distributions paid from:
Ordinary income	$30,101	$1,517,996	$432,809
Long-term capital gain	—	4,671,939	27,799,849

Total Distributions	$30,101	$6,189,935	$28,232,658

The tax character of distributions paid during the year ending December 31, 2015, will be reported in the Funds’ December 31, 2015 Annual Report.

As of December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund
Undistributed net investment income	$74	$1,146,963	$—
Undistributed realized capital gains	—	1,257,959	—
Capital loss carryforward	(484,746)	—	—
Deferred qualified late-year losses	(512,876)	—	(10,905,802)
Unrealized appreciation (depreciation)	15,827,834	31,375,714	552,082,299

Total Accumulated Earnings	$14,830,286	$33,780,636	$541,176,497

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the deferral of losses on wash sales.

As of December 31, 2014, Mid Cap Value Fund had pre-enactment net capital loss carryforwards for federal income tax purposes in the amount of $484,746 which is available to reduce future required distributions of net capital gains to shareholders. This amount is available through 2018. Real Estate Fund and Small Cap Value Fund did not have capital loss carryforwards for federal income tax purposes.

Any capital loss, as defined by the Internal Revenue Code, that is realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Mid Cap Value Fund had deferred short-term qualified late-year capital losses of $512,876 and the Small Cap Value Fund had deferred short-term qualified late-year capital losses of $470,227 and deferred long-term qualified late-year capital losses of $10,435,575 for the year ending December 31, 2014. The Real Estate Fund had no deferred qualified late-year losses for the year ending December 31, 2014.

NOTES TO FINANCIAL STATEMENTS (continued)

June 30, 2015 (unaudited)

Note 5. – Reclassification

Permanent differences, incurred during the year ended December 31, 2014, resulting from differences in book and tax accounting have been reclassified at year end to undistributed net investment income, accumulated realized gain (loss) and paid-in capital as follows:

	Mid Cap Value Fund	Real Estate Fund	Small Cap Value Fund

Decrease paid-in capital	$—	$—	$(3,625)
Increase undistributed net investment income	$—	$—	$3,577
Increase accumulated net realized gain (loss)	$—	$—	$48

Note 6. – Indemnification

Under the Funds’ organizational documents, their officers and Directors are indemnified against certain liability arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect the risk of loss to be remote.

Note 7. – Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the Financial Statements except for the following:

On August 1, 2015, Susquehanna Bancshares, Inc., the parent company of Stratton Management Company, the Stratton Mutual Funds’ (the “Funds”) investment adviser, was acquired by BB&T Corporation (“BB&T”). This transaction resulted in the assignment and termination of the Funds’ current Investment Advisory Agreements with Stratton Management Company. To avoid disruption of the investment management program of the Funds, on July 13, 2015, the Board of Directors of the Funds approved both an interim advisory agreement, effective August 1, 2015, and a new advisory agreement, effective upon shareholder approval with Sterling Capital Management LLC (“Sterling Capital”), a wholly-owned and independently managed subsidiary of BB&T, on behalf of each Fund. At the close of the transaction, all mutual fund portfolio management and service personnel of Stratton Management Company became employees of Sterling Capital and continue to manage the Funds in the same manner.

Also on July 13, 2015, the Board of Directors of the Funds approved an Agreement and Plan of Reorganization, which contemplates a reorganization (the “Reorganization”) of the Stratton Mutual Funds into the Sterling Capital Funds (“Sterling Funds”). The Reorganization contemplates reorganizing each of the Stratton Mutual Funds into a newly-created series of the Sterling Funds that is designed to be substantially identical from an investment perspective to each corresponding Stratton Mutual Fund. If approved by the Stratton Mutual Fund shareholders, it is anticipated that the Reorganization could occur in the 4th quarter of 2015.

More information relating to the shareholder meeting to approve the New Advisory Agreement and the Reorganization will be available in proxy statements expected to be mailed in August to shareholders of record as of July 30, 2015.

FINANCIAL HIGHLIGHTS

Stratton Mid Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/15*	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$55.50	$51.63	$37.47	$32.65	$37.20	$33.13

Income From Investment Operations
Net investment income (loss)	0.01 [1]	0.02 [1]	(0.01)[1]	0.19 [1]	0.13 [1]	0.11 [1]
Net gains (losses) on securities (both realized and unrealized)	2.58	3.85	14.17	4.84	(4.53)	4.07

Total From Investment Operations	2.59	3.87	14.16	5.03	(4.40)	4.18

Less Distributions
Dividends (from net investment income)	—	(0.02)	—	(0.21)	(0.15)	(0.11)

Total Distributions	—	(0.02)	—	(0.21)	(0.15)	(0.11)

Redemption Fees	— [2]	0.02	— [2]	— [2]	— [2]	— [2]

Net Asset Value, End of Period	$58.09	$55.50	$51.63	$37.47	$32.65	$37.20

Total Return	4.67%[3]	7.54%	37.79%	15.40%	(11.84%)	12.64%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$72,831	$74,637	$67,937	$52,697	$52,374	$70,826
Ratio of expenses to average net assets	1.10%[4]	1.05%	1.16%	1.21%	1.18%	1.14%
Ratio of net investment income (loss) to average net assets	0.04%[4]	0.03%	(0.02%)	0.54%	0.36%	0.34%
Portfolio turnover rate	6.86%[3]	55.45%	24.21%	63.11%	33.56%	30.74%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Real Estate Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/15*	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$36.44	$29.86	$29.98	$26.98	$26.49	$21.87

Income From Investment Operations
Net investment income	0.41 [1]	0.62 [1]	0.49 [1]	0.44 [1]	0.41 [1]	0.46 [1]
Net gains (losses) on securities (both realized and unrealized)	(2.53)	8.47	0.21	4.50	0.99	4.46

Total From Investment Operations	(2.12)	9.09	0.70	4.94	1.40	4.92

Less Distributions
Dividends (from net investment income)	(0.59)	(0.62)	(0.15)	(0.38)	(0.60)	(0.30)
Distributions (from capital gains)	—	(1.89)	(0.67)	(1.56)	(0.31)	—

Total Distributions	(0.59)	(2.51)	(0.82)	(1.94)	(0.91)	(0.30)

Redemption Fees	0.01	— [2]	— [2]	— [2]	— [2]	— [2]

Net Asset Value, End of Period	$33.74	$36.44	$29.86	$29.98	$26.98	$26.49

Total Return.	(5.83%)[3]	30.69%	2.35%	18.61%	5.35%	22.60%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$93,562	$93,984	$78,589	$84,081	$78,321	$78,189
Ratio of expenses to average net assets	0.91%[4]	0.96%	0.97%	1.01%	1.03%	1.04%
Ratio of net investment income to average net assets	2.23%[4]	1.81%	1.55%	1.47%	1.53%	1.92%
Portfolio turnover rate	7.28%[3]	14.20%	17.75%	27.62%	14.66%	7.16%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

Stratton Small Cap Value Fund

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	6 Months Ended	Year Ended December 31,
	6/30/15*	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$74.05	$73.31	$55.38	$49.79	$49.62	$40.37

Income From Investment Operations
Net investment income (loss)	0.02 [1]	0.02 [1]	(0.01)[1]	0.07 [1]	(0.06)[1]	(0.04)[1]
Net gains on securities (both realized and unrealized)	1.35	2.21	21.47	7.39	0.23	9.29

Total From Investment Operations	1.37	2.23	21.46	7.46	0.17	9.25

Less Distributions
Dividends (from net investment income)	—	(0.02)	—	(0.08)	—	—
Distributions (from capital gains)	—	(1.48)	(3.53)	(1.79)	—	—

Total Distributions	—	(1.50)	(3.53)	(1.87)	—	—

Redemption Fees	— [2]	0.01	— [2]	— [2]	— [2]	— [2]

Net Asset Value, End of Period	$75.42	$74.05	$73.31	$55.38	$49.79	$49.62

Total Return	1.85%[3]	3.09%	39.24%	15.10%	0.34%	22.91%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$1,423,824	$1,413,694	$1,161,329	$829,725	$771,646	$855,494
Ratio of expenses to average net assets	1.10%[4]	1.11%	1.15%	1.19%	1.20%	1.22%
Ratio of net investment income (loss) to average net assets	0.06%[4]	0.03%	(0.02%)	0.12%	(0.11%)	(0.10%)
Portfolio turnover rate	3.40%[3]	11.15%	9.18%	11.02%	15.58%	6.47%

*	Unaudited
[1]	Calculated based on the average number of shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not Annualized
[4]	Annualized

See accompanying Notes to Financial Statements.

ADDITIONAL INFORMATION

(unaudited)

Disclosure of Fund Expenses

As a shareholder of the Funds, you may incur two types of costs: (1) redemption fees if you redeem or exchange shares within 120 days of purchase; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2015 through June 30, 2015.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the numbers in the first line under the heading entitled “Expenses Paid During Six Month Period Ending 6/30/15” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (continued)

(unaudited)

Mid Cap Value Fund

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Six Month Period Ending 6/30/15*
Actual	$1,000.00	$1,046.70	$5.58
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51
*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Real Estate Fund

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Six Month Period Ending 6/30/15*
Actual	$1,000.00	$941.70	$4.38
Hypothetical (5% return before expenses)	$1,000.00	$1,020.28	$4.56
*	Expenses are equal to the Fund’s annualized expense ratio of 0.91% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Small Cap Value Fund

	Beginning Account Value 1/1/15	Ending Account Value 6/30/15	Expenses Paid During Six Month Period Ending 6/30/15*
Actual	$1,000.00	$1,018.50	$5.51
Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51
*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

ADVISORY AGREEMENTS

(unaudited)

Board Consideration and Re-Approval of Existing Investment Advisory Agreements

The Directors of the Stratton Funds unanimously approved the continuance of the Investment Advisory Agreements (the “Advisory Agreements”) between each Fund and the Advisor at a meeting (the “Meeting”) held on April 28, 2015.

In advance of the Meeting, the Directors received various materials from the Advisor and others. The materials provided to the Directors, included, among other things, (i) a memorandum prepared by the law firm of Drinker Biddle & Reath LLP, outlining the Directors’ duties and the applicable legal standards for the consideration of the renewal of the Advisory Agreements; (ii) a presentation by SMC; and (iii) current Advisory Agreements. The presentation by SMC included, among other things, the following documents: (i) a report from the Advisor which outlined the services that the Advisor performs (and proposes to continue to perform) for the Funds; (ii) information about the Advisor’s organization and personnel; (iii) the consolidated financial statements of the Advisor’s parent company and its subsidiaries; (iv) the Advisor’s Policies and Procedures Manual and Code of Ethics; (v) the Advisor’s Form ADV; and (vi) a report prepared by Lipper, an independent company, which included comparative performance and expense information for the Funds and other investment companies with similar portfolio characteristics (“Lipper Report”).

Prior to voting, the Directors reviewed the materials with management and counsel. The Independent Directors of the Funds also discussed the proposed continuances in a private session at which no representatives of the Advisor were present. In reaching their determinations relating to continuance of the Advisory Agreements with respect to each of the Funds, the Directors reviewed and discussed various factors, the information provided by the Advisor at the Meeting and at other times throughout the year, and other relevant information including, but not limited to, the following:

The nature, extent, and quality of the services to be provided by the Advisor

The Directors considered the scope and quality of services to be provided by SMC under the Advisory Agreements. The Directors considered the quality of the investment research capabilities of SMC and the other resources SMC will dedicate to performing services for the Funds. The quality of other services, including SMC’s assistance in the coordination of the activities of some of the other service providers for the Funds was also considered. The Directors also considered the nature and quality of the services to be provided by SMC to the Funds in light of their experience as Directors of the Funds and their confidence in SMC’s integrity and competence gained from that experience. The Directors concluded that SMC had the quality and depth of personnel and investment methods essential to perform its duties under the Advisory Agreements and that the nature and the proposed cost of such advisory services were fair and reasonable in light of the services provided.

The Advisor’s historical performance in managing the Funds

The Directors reviewed information pertaining to the performance of each Fund. This data compared the performance of each Fund to the performance of certain funds in its peer group, as categorized by an independent third party, over annualized one-, two-, three-, four-, five- and ten-year periods ended at March 31, 2015. The comparative information showed that the performance of:(i) the Mid Cap Value Fund compared favorably to such other similar funds for the two-and three- year periods and was just below the average for the one-, four-, five- and ten-year periods; (ii) the Real Estate Fund compared favorably to such other similar funds for the one-, two-, three- and four-year periods and was just below the average for the five- and ten-year periods; and (iii) the Small Cap Value Fund compared favorably to such other similar funds for the three-, four-, five- and ten-year periods and was just below the average for the one- and two-year periods. The Directors also considered the Funds’ historical performance against their performance benchmarks. Based upon their review, the Directors concluded that the investment performance of each Fund over time had been satisfactory. The Directors noted that in

ADVISORY AGREEMENTS (continued)

(unaudited)

addition to the information received for the meeting, the Directors also receive detailed performance information for the Funds at each regular Board meeting during the year. The Directors did not consider the performance of other accounts of SMC as there were no accounts similar enough to be relevant.

The costs of the services to be provided by the Advisor and the profits expected to be realized by the Advisor and its affiliates from their relationship with the Funds

The Directors then considered the costs of the services provided by SMC, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Directors considered certain benefits SMC realizes due to its relationship with the Funds. In particular, they noted that SMC has soft dollar arrangements under which certain brokers may provide industry research to SMC’s portfolio managers through the use of a portion of the brokerage commissions generated from SMC’s trading activities on behalf of the Funds. The Directors acknowledged that the shareholders of the Funds also benefit from these soft dollar arrangements because SMC is able to receive this research, which is used in the management of the portfolios of each Fund, by aggregating securities trades.

The Directors also considered the advisory fees of each Fund in comparison to the advisory fees of funds within the Funds’ peer groups and believed such comparisons to be favorable to the Funds, other than the Small Cap Value Fund, which was slightly higher than the average for its peer group.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale for the benefit of shareholders

The Directors also considered possible economies of scale that SMC could achieve in its management of the Funds. They considered the anticipated asset levels of the Funds, the information provided by SMC relating to its estimated costs, and information comparing the fee rate to be charged by SMC with fee rates charged by other unaffiliated investment advisors to their clients. The Directors concluded that the fee structure was reasonable in view of the information provided by SMC. The Directors also considered that the fee structure currently does not provide for a sharing of economies of scale in the current environment.

Summary

Based on a review of all the factors that had been considered in their totality, the Directors, including all of the Independent Directors, determined that each Fund’s advisory fee is fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors that had been discussed as deemed relevant by the Directors. The Directors noted that they had based their decision on evaluation of all of the factors as a whole and did not consider any one factor as all-important or controlling in determining whether to approve the Advisory Agreements.

SHAREHOLDER INFORMATION

(unaudited)

General Information on the Funds

Requests for a Prospectus, application, financial information (including past performance figures or any additional information on the Funds), and the available programs may be directed to the Funds’ toll free number at 1-800-472-4266 or by visiting our website at www.strattonfunds.com.

Share Price Information

The Funds’ daily net asset values (“NAV”) can be found on our website at www.strattonfunds.com. Ticker symbols for Mid Cap Value Fund, Real Estate Fund and Small Cap Value Fund are STRGX, STMDX and STSCX, respectively.

Minimum Investment

The minimum amount for the initial purchase of shares of each Fund is $2,000 for shares purchased in non-retirement accounts. Subsequent purchases may be made in amounts of $100 or more. The minimum amount for the initial purchase of shares of each Fund is $500 for shares purchased in retirement accounts. There is no minimum amount for subsequent purchases of Fund shares in retirement accounts.

Redemption/Exchange Fees

The Funds may assess a redemption or exchange fee of 1.50% of the total redemption or exchange proceeds if shares are sold or exchanged within 120 days after the purchase date. This fee is retained by the Funds to offset the brokerage commissions, market impact and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption or exchange fee applies, the shares that have been held the longest will be redeemed or exchanged first. The Funds, in their discretion, are authorized to waive the redemption or exchange fee as set forth in the Funds’ Prospectus.

Dividends and Distributions

The Funds have made certain investments in REITs that pay dividends to their shareholders based on available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to their shareholders and, accordingly, a portion of each Fund’s distributions to shareholders may be reclassified as a return of capital at the end of the fiscal year. Therefore, Forms 1099-DIV for the Funds may not be available until March. The Real Estate Fund may declare and pay dividends, if any, on a semi-annual basis; however, it may declare and pay dividends more frequently. The Mid Cap Value and Small Cap Value Funds may declare and pay dividends, if any, from net investment income semi-annually and annually, respectively. Each Fund will make distributions from net realized gains, if any, once a year, but may make distributions on a more frequent basis so as to avoid incurring any Fund level income or excise taxes, or for other reasons. Any distribution paid necessarily reduces a Fund’s NAV per share by the amount of the distribution. Unless a shareholder elects to receive distributions in cash, distributions will be reinvested in additional shares of the appropriate Fund.

Available Programs

Automatic Investment Plan

Shares of a Fund may be purchased in non-retirement accounts through our Automatic Investment Plan. This plan provides a convenient method by which investors may have monies debited directly from their checking, savings or bank money market accounts for investment in a Fund. Participation in this plan requires a $2,000 initial minimum balance and a minimum monthly investment of $100. Only an account maintained at a domestic financial institution that is an Automated Clearing House member may participate in the plan.

SHAREHOLDER INFORMATION (continued)

(unaudited)

Systematic Cash Withdrawal Plan

Shares of a Fund may be automatically redeemed through our Systematic Cash Withdrawal Plan. Participation in this plan requires a minimum account balance of $10,000 and a minimum monthly withdrawal of $50.

Retirement and Education Plans

Shares of the Funds are available for purchase through individual retirement accounts, other retirement plans and education savings accounts. Applications for these plans and further details about procedures to be followed are available by calling 1-800-472-4266, or by visiting the Funds’ website at www.strattonfunds.com.

Proxy Voting

For free information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, or to obtain a free copy of the Funds’ complete proxy voting policies and procedures, call 1-800-472-4266, or visit the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files a schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Forms N-Q also may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Existing Shareholder Account Services

Shareholders seeking information regarding their accounts (including additional purchase or redemption requests) and other Fund services can access their accounts on line at www.strattonfunds.com, or call 1-800-472-4266 or write the transfer agent at the following addresses:

via First Class Mail	via Express Delivery

Stratton Mutual Funds	Stratton Mutual Funds
c/o BNY Mellon Investment Servicing (US) Inc.	c/o BNY Mellon Investment Servicing (US) Inc.
P. O. Box 9801	4400 Computer Drive
Providence, RI 02940	Westborough, MA 01581

Investment Portfolio Activities

Questions regarding any of the Funds’ investment portfolios should be directed to the Funds’ Advisor:

After August 1, 2015

Sterling Capital Management LLC

150 South Warner Road, Suite 460-A

King of Prussia, PA 19406

Please do not send account-related correspondence, including transaction requests, to the Advisor. Doing so may delay the processing of your account-related request.

D I R E C T O R S

Gerald M. Van Horn, CFA, Chairman	Lois Rothenberger	Joel H. Wilson

Bernard A. Francis, Jr.	Frank Thomas	Harold L. Zuber, Jr.

Brian G. Peirce

O F F I C E R S

Shawn M. Gallagher, CFA	Andrew T. DiZio, CFA	Gerald M. Van Horn, CFA
President	President	President
Stratton Mid Cap Value Fund	Stratton Real Estate Fund	Stratton Small Cap Value Fund

Lynne M. Cannon	Michelle A. Whalen	Patricia L. Sloan
Chief Compliance Officer &	Assistant Vice President	Secretary & Treasurer
Chief Financial Officer

I N V E S T M E N T A D V I S O R	C U S T O D I A N B A N K

Stratton Management Company	The Bank of New York Mellon

150 South Warner Road, Suite 460	One Wall Street

King of Prussia, PA 19406	New York, NY 10286

T R A N S F E R   A G E N T   &

D I V I D E N D   P A Y I N G   A G E N T

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9801

Providence, RI 02940

Visit Stratton Mutual Funds at www.strattonfunds.com

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                     Stratton Mid Cap Value Fund, Inc.

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer
(principal executive officer)

Date	August 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Gerald M. Van Horn
Gerald M. Van Horn, Chief Executive Officer
(principal executive officer)

Date	August 28, 2015

By (Signature and Title)*	/s/ Lynne M. Cannon
Lynne M. Cannon, Chief Financial Officer
(principal financial officer)

Date	August 28, 2015

* Print the name and title of each signing officer under his or her signature